April 11, 1995




          Mr. William D. Anderson
          Clark Distribution Services Inc.
          7300 South Cicero Avenue
          Chicago, Illinois, 60629-5888

          Dear Mr. Anderson:

          Clark Equipment Company (CLARK) wishes to assure itself and its subsidiaries of your continued services. Accordingly, in consideration of services to be rendered by you in the future, the following Agreement is proposed.

          1.   Change in Control.
               -----------------

               1.1 If following a change in control of CLARK, as defined in Section 1.5 hereof, your employment with CLARK terminates other than for cause (as defined in Section 1.4), you will be entitled to the benefits provided for in this Section 1. For the purpose of this Agreement, employment by a wholly-owned subsidiary of CLARK in the United States shall be deemed to be employment by CLARK.

               1.2 If any time within two years subsequent to a change in control of CLARK, you terminate your employment with CLARK within six months after the occurrence of one or more of the following events: (i) a change in the location of your employment;
          (ii) a reduction in the nature and scope of your employment responsibilities or duties for the Clark Distribution Services, Inc. Business Unit; or (iii) any reduction in your compensation, benefits or perquisites, either separately or in the aggregate, such termination will be treated as a termination by CLARK other than for cause.

               1.3 If after a change in control of CLARK you are terminated by CLARK other than for cause (as defined in Section 1.4), CLARK will pay to you, within fifteen (15) days thereafter, an amount equal to two times the sum of your then base salary and your target bonus. For the purpose of this Agreement, "target bonus" means the difference between average total compensation and average base salary as determined from the Hay Compensation Report for Industrial Management for the last year preceding the year in which such termination occurs, for the number of Hay Client Points of your position at the time of such termination, but in any event for not less than the number of Hay Client Points of your position on the date of this Agreement. In addition, CLARK will continue to

          Mr. William D. Anderson
          April 11, 1995
          Page 2


          provide health care benefits to you and your dependents of the type and in the amounts in effect immediately prior to any termination by CLARK other than for cause and life insurance coverage to you in the amount of two times your salary, in each case until the earlier of the date on which you obtain suitable employment or the second anniversary of the date of such termination. In addition, CLARK will pay for the cost of professional outplacement services selected by you, in your sole discretion, to obtain new employment; provided, however, that the total cost of such services to be paid by CLARK shall not exceed fifteen percent (15%) of your base salary as of the date your employment terminates.

               1.4 For the purposes of this Section 1, a termination of your employment by CLARK shall be "other than for cause" if it is either (i) treated as such pursuant to Section 1.2 hereof or
          (ii) for any reason other than wilful misconduct by you that has substantially prejudiced the interests of CLARK or its subsidiaries.

               1.5 For purposes of this Agreement, the term "change in control of CLARK" shall mean any of the following events:

                    (1) the acquisition of beneficial ownership of 25% or more of the shares of the Common Stock of CLARK by or for any person (as such term is defined in Section 14(d)(2) of the Securities Exchange Act of 1934), including for purposes of calculating such person's ownership, all shares beneficially owned by the affiliates and associates (as such terms are defined in Rule 12b-2 of the Securities Exchange Act of 1934) of such person, provided, however, that the term "person" shall not include any of the following: CLARK, any subsidiary of CLARK, any employee benefit plan or employee stock plan of CLARK or of any subsidiary of CLARK, any dividend reinvestment plan of CLARK, any person or entity organized, appointed or established by CLARK for or pursuant to the terms of any such plan, or any person which becomes the beneficial owner of 25% or more of such shares then outstanding solely as a result of the acquisition by CLARK or any employee benefit plan of CLARK of shares of the Common Stock of CLARK, provided that such person does not thereafter acquire any shares of the Common Stock of CLARK, or

                    (2) during any period of 24 consecutive months, individuals who at the beginning of such period constitute the Board of Directors of CLARK cease for any reason to constitute a majority thereof, unless the election, or nomination for election by CLARK's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period, or

                    (3) CLARK's stockholders shall approve (a) the merger or consolidation of CLARK with or into another corporation and CLARK shall not be the surviving corporation, or (b) an agreement to sell or otherwise dispose of all or substantially all of CLARK's assets (including a plan of liquidation).

          Mr. William D. Anderson
          April 11, 1995
          Page 3


               1.6 In the event of a change in control of CLARK, all subsequent legal and accounting fees and expenses incurred by you in connection with, or in prosecuting or defending, any dispute arising out of or relating to this Agreement shall be paid by CLARK.

               2.  Governing Law.  This Agreement shall be governed by the
                   -------------
          laws of the State of Indiana.

               3.  Non-Competition.  For such time as you are employed by
                   ---------------
          CLARK, and thereafter for a period of two years following the cessation of your employment with CLARK for any reason, you agree to refrain from competing with CLARK or any of its subsidiaries in the United States or elsewhere in the world with respect to any aspect of the business conducted by the Clark Distribution Services Inc. Business Unit of CLARK ("CDS") (collectively "the Business"), including without limitation, the design, manufacture, sale or distribution of products which are similar to or competitive with those of CDS, or becoming an employee or representative of any person, firm or company which competes with CDS or any of its subsidiaries in the United States or elsewhere in the world with respect to the Business. If a court shall finally hold that the time or territory or any other provisions stated in this Section 3 constitute an unreasonable restriction upon you, the provisions of this Agreement shall not be rendered void, but shall instead apply as to time for a period of two years and as to territory in the continental United States or to such lesser extent as such court may judicially determine constitutes a reasonable restriction under the circumstances involved.

               4.  Confidential Information.  During the course of your
                   ------------------------
          employment with CLARK and its subsidiaries, you have received, developed or otherwise become aware of confidential information of CLARK and its subsidiaries. For a period of five years following the cessation of your employment with CLARK for any reason you will not use, disclose, give, sell or otherwise divulge to any person, firm or corporation any confidential information regarding CLARK or any of its subsidiaries. The term "confidential information" shall include but not be limited to any aspect of CLARK's (or its subsidiaries') business, trade secrets, strategies, potential acquisitions or divestitures, discussions relating to acquisitions or divestitures, financial statements or other financial information, forecasts, operations, business plans, prices, discounts, products, product specifications, designs, plans, processes, data and know-how, ideas, technical information and

          Mr. William D. Anderson
          April 11, 1995
          Page 4


          intellectual property, except such information as is otherwise made publicly available by CLARK or its subsidiaries. You will not remove from CLARK's possession any confidential information, and shall return to CLARK on or before the termination of your employment any confidential information which may have previously been in your possession. The provisions of this Section 4 shall survive any termination of this Agreement. Any other agreements between CLARK and you relating to confidentiality shall, to the extent not inconsistent herewith, remain in effect.

               5.  Employees.  For a period of twenty-four (24) months from
                   ---------
          the date of the cessation of your employment with CLARK, you agree to refrain from suggesting, persuading, or inducing any key employees of CLARK or its subsidiaries to leave their employ.

          If the foregoing is entirely satisfactory to you, please sign and return the attached copy of this letter, whereupon it shall constitute an agreement between us as of the date first set forth above.

                                        Very truly yours,

                                        CLARK EQUIPMENT COMPANY

                                        By:  /s/ Leo J. McKernan
                                            ---------------------------
                                        Title:  Chairman, President and
                                              -------------------------
                                                Chief Executive Officer
                                              -------------------------
          Accepted and Agreed to:

          /s/ William D. Anderson
          -----------------------

          4.06.95

          April 11, 1995




          Mr. David D. Hunter
          Blaw-Knox Construction Equipment Corporation
          750 Broadway Avenue East
          Mattoon, Illinois 61938-4600

          Dear Mr. Hunter:

          Clark Equipment Company (CLARK) wishes to assure itself and its subsidiaries of your continued services. Accordingly, in consideration of services to be rendered by you in the future, the following Agreement is proposed.

          1.   Change in Control.
               -----------------

               1.1 If following a change in control of CLARK, as defined in Section 1.5 hereof, your employment with CLARK terminates other than for cause (as defined in Section 1.4), you will be entitled to the benefits provided for in this Section 1. For the purpose of this Agreement, employment by a wholly-owned subsidiary of CLARK in the United States shall be deemed to be employment by CLARK.

               1.2 If any time within two years subsequent to a change in control of CLARK, you terminate your employment with CLARK within six months after the occurrence of one or more of the following events: (i) a change in the location of your employment;
          (ii) a reduction in the nature and scope of your employment responsibilities or duties for the Blaw-Knox Construction Equipment Corporation Business Unit of CLARK; or (iii) any reduction in your compensation, benefits or perquisites, either separately or in the aggregate, such termination will be treated as a termination by CLARK other than for cause.

               1.3 If after a change in control of CLARK you are terminated by CLARK other than for cause (as defined in Section 1.4), CLARK will pay to you, within fifteen (15) days thereafter, an amount equal to two times the sum of your then base salary and your target bonus. For the purpose of this Agreement, "target bonus" means the difference between average total compensation and average base salary as determined from the Hay Compensation Report for Industrial Management for the last year preceding the year in which such termination occurs, for the number of Hay Client Points of your position at the time of such termination, but in any event for not less than the number of Hay Client Points of your position on the date of this Agreement. In addition, CLARK will continue to

          Mr. David D. Hunter
          April 11, 1995
          Page 2

          provide health care benefits to you and your dependents of the type and in the amounts in effect immediately prior to any termination by CLARK other than for cause and life insurance coverage to you in the amount of two times your salary, in each case until the earlier of the date on which you obtain suitable employment or the second anniversary of the date of such termination. In addition, CLARK will pay for the cost of professional outplacement services selected by you, in your sole discretion, to obtain new employment; provided, however, that the total cost of such services to be paid by CLARK shall not exceed fifteen percent (15%) of your base salary as of the date your employment terminates.

               1.4 For the purposes of this Section 1, a termination of your employment by CLARK shall be "other than for cause" if it is either (i) treated as such pursuant to Section 1.2 hereof or
          (ii) for any reason other than wilful misconduct by you that has substantially prejudiced the interests of CLARK or its subsidiaries.

               1.5 For purposes of this Agreement, the term "change in control of CLARK" shall mean any of the following events:

                    (1) the acquisition of beneficial ownership of 25% or more of the shares of the Common Stock of CLARK by or for any person (as such term is defined in Section 14(d)(2) of the Securities Exchange Act of 1934), including for purposes of calculating such person's ownership, all shares beneficially owned by the affiliates and associates (as such terms are defined in Rule 12b-2 of the Securities Exchange Act of 1934) of such person, provided, however, that the term "person" shall not include any of the following: CLARK, any subsidiary of CLARK, any employee benefit plan or employee stock plan of CLARK or of any subsidiary of CLARK, any dividend reinvestment plan of CLARK, any person or entity organized, appointed or established by CLARK for or pursuant to the terms of any such plan, or any person which becomes the beneficial owner of 25% or more of such shares then outstanding solely as a result of the acquisition by CLARK or any employee benefit plan of CLARK of shares of the Common Stock of CLARK, provided that such person does not thereafter acquire any shares of the Common Stock of CLARK, or

                    (2) during any period of 24 consecutive months, individuals who at the beginning of such period constitute the Board of Directors of CLARK cease for any reason to constitute a majority thereof, unless the election, or nomination for election by CLARK's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period, or

                    (3) CLARK's stockholders shall approve (a) the merger or consolidation of CLARK with or into another corporation and CLARK shall not be the surviving corporation, or (b) an agreement to sell or otherwise dispose of all or substantially all of CLARK's assets (including a plan of liquidation).

          Mr. David D. Hunter
          April 11, 1995
          Page 3

               1.6 In the event of a change in control of CLARK, all subsequent legal and accounting fees and expenses incurred by you in connection with, or in prosecuting or defending, any dispute arising out of or relating to this Agreement shall be paid by CLARK.

               2.  Governing Law.  This Agreement shall be governed by the
                   -------------
          laws of the State of Indiana.

               3.  Non-Competition.  For such time as you are employed by
                   ---------------
          CLARK, and thereafter for a period of two years following the cessation of your employment with CLARK for any reason, you agree to refrain from competing with CLARK or any of its subsidiaries in the United States or elsewhere in the world with respect to any aspect of the business conducted by the Blaw-Knox Construction Equipment Corporation Business Unit of CLARK ("Blaw-Knox") (collectively "the Business"), including without limitation, the design, manufacture, sale or distribution of products which are similar to or competitive with those of Blaw-Knox, or becoming an employee or representative of any person, firm or company which competes with Blaw-Knox or any of its subsidiaries in the United States or elsewhere in the world with respect to the Business. If a court shall finally hold that the time or territory or any other provisions stated in this
          Section 3 constitute an unreasonable restriction upon you, the provisions of this Agreement shall not be rendered void, but shall instead apply as to time for a period of two years and as to territory in the continental United States or to such lesser extent as such court may judicially determine constitutes a reasonable restriction under the circumstances involved.

               4.  Confidential Information.  During the course of your
                   ------------------------
          employment with CLARK and its subsidiaries, you have received, developed or otherwise become aware of confidential information of CLARK and its subsidiaries. For a period of five years following the cessation of your employment with CLARK for any reason you will not use, disclose, give, sell or otherwise divulge to any person, firm or corporation any confidential information regarding CLARK or any of its subsidiaries. The term "confidential information" shall include but not be limited to any aspect of CLARK's (or its subsidiaries') business, trade secrets, strategies, potential acquisitions or divestitures, discussions relating to acquisitions or divestitures, financial statements or other financial information, forecasts, operations, business plans, prices, discounts, products, product specifications, designs, plans,

          Mr. David D. Hunter
          April 11, 1995
          Page 4

          processes, data and know-how, ideas, technical information and intellectual property, except such information as is otherwise made publicly available by CLARK or its subsidiaries. You will not remove from CLARK's possession any confidential information, and shall return to CLARK on or before the termination of your employment any confidential information which may have previously been in your possession. The provisions of this Section 4 shall survive any termination of this Agreement. Any other agreements between CLARK and you relating to confidentiality shall, to the extent not inconsistent herewith, remain in effect.

               5.  Employees.  For a period of twenty-four (24) months from
                   ---------
          the date of the cessation of your employment with CLARK, you agree to refrain from suggesting, persuading, or inducing any key employees of CLARK or its subsidiaries to leave their employ.

          If the foregoing is entirely satisfactory to you, please sign and return the attached copy of this letter, whereupon it shall constitute an agreement between us as of the date first set forth above.

          6.   Supplemental Retirement Benefits.
               --------------------------------

          CLARK agrees to provide you with the benefits of the Clark Supplemental Executive Retirement Plan for David D. Hunter as set forth in Exhibit I to this Agreement attached hereto.


                                        Very truly yours,

                                        CLARK EQUIPMENT COMPANY


                                        By:  /s/ Leo J. McKernan
                                            ---------------------------
                                        Title:  Chairman, President and
                                              -------------------------
                                                Chief Executive Officer
                                              -------------------------
          Accepted and Agreed to:

          /s/ David D. Hunter
          -----------------------
          4.06.95

                                     EXHIBIT I
                                     ---------


   April 11, 1995



   Mr. David D. Hunter
   750 Broadway Avenue East
   Mattoon, Illinois 61938

   Dear Mr. Hunter:

   In consideration for your service as President of Blaw-Knox Construction Equipment Corporation ("Blaw-Knox"), Clark Equipment Company ("CLARK") agrees to provide you with supplemental retirement benefits subject to the terms and conditions set forth below.

   Specifically, CLARK hereby adopts the following plan, to be known as the Clark Supplemental Executive Retirement Plan for David D. Hunter (hereinafter, "this Plan"):

   1.   Eligibility.
        -----------

   At the time when you or your beneficiary qualify for and begin to receive pension benefits from the Clark Equipment Company Retirement Program for Salaried Employees (the "Program"), CLARK will make monthly supplemental retirement benefit payments to you or your beneficiary, subject to the terms and conditions set forth herein.

   2.   Benefit Amount.
        --------------

   The amount of the monthly supplemental retirement benefits will be the amount (if any) by which the amount determined under paragraph A. below exceeds the amount determined under paragraph B. below, subject to the provisions of paragraph C. below.

        A. The amount determined under this paragraph is the amount of monthly pension benefits that would be payable to you or your beneficiary under the Program if (i) the limitations of Internal Revenue Code Sections 415 and 401(a)(17), and of any other provision of such Code or any other law or regulation that limits either the amount of pension benefits or the

          Mr. David D. Hunter           Page 2               April 11, 1995

             amount of compensation that can be used to determine pension benefits under the Program were disregarded and (ii) your cash bonus payments received from CLARK, regardless of whether paid before the Effective Date of this Plan, were included in your basic annual compensation rate (as defined in the Program) as of January 1 of the year in which each such bonus payment is made.

        B. The amount determined under this paragraph is the amount of monthly pension benefits payable to your or your beneficiary under the Program.

        C. The following provisions apply to this Section 2 and to the determination of the amounts under paragraphs A. and B. above:

             (1) In determining the amounts under paragraphs A. and B., the offset against benefits payable under the Program for the value of your account under the CLARK Leveraged Employee Stock Ownership Plan (as provided in Section 2.14 of the Program) will be disregarded.

             (2) The determinations under both paragraphs A. and B. will be based on the form of benefit (including any optional form of benefit) that you elect to receive under the Program, and subject to the adjustment factors applicable to such form of benefits.

             (3) The supplemental benefit payable hereunder shall be in the same form as your benefits payable under the Program and subject to the adjustment factors applicable under the Program to such form of benefit.


   3.   Commencement and Duration.
        -------------------------

   The supplemental benefits payable hereunder shall commence at the same time as, and continue only so long as, benefits are payable to you or your beneficiary under the Program.

          Mr. David D. Hunter           Page 3               April 11, 1995


   4.   Beneficiary.
        -----------

   As used in this Plan, your "beneficiary" is any person, including your spouse, eligible to receive benefits under the Program or this Plan. Unless you have, in accordance with rules established from time to time by the Administrator, designated otherwise, your beneficiary or beneficiaries under this Plan shall be the same person or persons and in the same proportions and under the same conditions as your beneficiary or beneficiaries under the Program.

   5.   Administrator.
        -------------

   This Plan will be administered by an "Administrator" which shall be CLARK or at CLARK's election, one or more employees of CLARK who are designated as "Administrator" by the Chief Executive Officer of CLARK. No person who is an Administrator shall be liable for any act or action, whether of commission or omission, taken by any other person, or by any officer, agent, or employee; nor, except in circumstances involving his bad faith, for anything done or omitted to be done by himself; and CLARK shall indemnify and hold each Administrator harmless from any claims of such liability and all costs (including attorney's fees) resulting therefrom.

   6.   Claims.
        ------

   Any claim for benefits or payments under this Plan by you or your Beneficiary shall be made in writing and delivered to CLARK. If you, or your Beneficiary following your death (collectively, the "Claimant"), notifies CLARK in writing that he believes he has been denied any benefit payable under this Plan, either in total or by the payment of an amount less than the full benefit or payment to which the Claimant would normally be entitled, CLARK shall advise the Claimant in writing of the amount of the benefit if any, and the specific reasons for any denial of benefits. CLARK shall also furnish the Claimant at that time with a written notice containing:

        (a)  specific references to pertinent provisions of this Plan;

        (b) a description of any additional material or information necessary for the Claimant to perfect the claim if possible, and an explanation of why such material or information is needed; and

        (c)  an explanation of the claim review procedure set forth in this
             Section 9.

          Mr. David D. Hunter           Page 4               April 11, 1995


        Such written notice shall be sent to the Claimant within 90 days of the date the claim is filed. This 90-day period may be extended by the Administrator for an additional 90 days, provided a Claimant is notified of the reason for the extension and a date on which the Claimant may expect to receive a decision on his claim. Within 60 days of receipt of the information described above, a Claimant shall, if further review is desired, file a written request for reconsideration with the Administrator. So long as the Claimant's request for review is pending (including such 60-day period), the Claimant or his duly authorized representative may review pertinent documents and may submit issues and comments in writing to the Administrator. A decision shall be made by the Administrator within 60 days of the filing by the Claimant of the request for reconsideration and shall be conveyed to the Claimant in writing and shall include specific reasons for the decision, which specifically reference the pertinent provisions of this Plan on which the decision is based.

   7.   Interests Not Transferable.
        --------------------------

   CLARK shall have the right to withhold from any payment under this Plan all taxes required to be withheld under the laws of the United States or any State, county, municipality or other taxing authority. Except as to any withholding of tax under such laws, the interest of you or your Beneficiary under this Plan is not subject to the claims of their creditors and may not be voluntarily or involuntarily sold, transferred, assigned, alienated or encumbered.

   8.   Facility of Payment.
        -------------------

   Any amounts payable hereunder to any person under legal disability or who, in the judgment of the Administrator, is unable to properly manage his financial affairs may be paid to the legal representative of such person or may be applied for the benefit of such person in any manner which the Administrator may select.

   9.   Gender and Number.
        -----------------

   Where the context admits, words in the masculine gender shall include the feminine gender, the plural shall include the singular, and the singular shall include the plural.

   10.  Controlling Law.
        ---------------

   To the extent not superseded by the laws of the United States, the laws of Indiana shall be controlling in all matters relating to this Plan.

          Mr. David D. Hunter           Page 5               April 11, 1995


   11.  Successors.
        ----------

   This Plan is binding on CLARK and will bind and inure to the benefit of any successor of CLARK, whether by way of purchase, merger, consolidation or otherwise.

   12.  Continued Employment.
        --------------------

   This Plan shall not be construed to give you the right to be retained in the employment of CLARK, Blaw-Knox, or any of their subsidiaries or affiliates.

   13.  Qualified Domestic Relations Order.
        ----------------------------------

   In the event your benefit under the Program is subject to a qualified domestic relations order as defined in Section 414(p) of the Internal Revenue Code, the benefits provided by this Plan shall be calculated and paid as if no qualified domestic relations order was in existence.

   14.  Source of Payments.
        ------------------

   The benefits provided for in this Plan are payable only from the general assets of CLARK and CLARK is not required to segregate any assets to be used for the payment of such benefits.

   15.  Effective Date,  Plan Year.
        --------------------------

   This Plan shall be adopted by CLARK effective as of 1 January 1995 (the "Effective Date"). The "Plan Year" is the calendar year.

   16.  Action by CLARK.
        ---------------

   Any action required or permitted to be taken by CLARK under this Plan shall be by resolution of its Board of Directors (or by the Human Effectiveness Committee or other duly authorized committee of the Board of Directors) or by a person or persons authorized by resolution of such Board or committee.

   17.  No Guarantee of Program Benefits.
        --------------------------------

   This Plan is intended to pay benefits in addition to, and not in lieu of, any benefits to which you or your Beneficiary may be entitled under the Program. If any benefits to which you or your Beneficiary may be entitled under the Program are not paid for any

          Mr. David D. Hunter           Page 6               April 11, 1995

   reason, including, but not limited to, the lack of sufficient assets of the Program to pay such benefits, such benefits shall not be paid from this Plan.

   If the foregoing is entirely satisfactory to you, please sign and return the attached copy of this letter whereupon it shall constitute an agreement between us as of the date first set forth above.
                                 Very truly yours,

                                 CLARK EQUIPMENT COMPANY


   Accepted and Agreed to:
                                        By:  /s/ Frank M. Sims
                                            ---------------------------
   /s/ David D. Hunter                      Frank M. Sims
   ---------------------------                   Senior Vice President

          April 11, 1995




          Mr. James D. Kertz
          2501 Lilac Lane N.E.
          Fargo, North Dakota 58102

          Dear Mr. Kertz:

          Clark Equipment Company (CLARK) wishes to assure itself and its subsidiaries of your continued services. Accordingly, in consideration of services to be rendered by you in the future, the following Agreement is proposed.

          1.   Change in Control.
               -----------------

               1.1 If following a change in control of CLARK, as defined in Section 1.5 hereof, your employment with CLARK terminates other than for cause (as defined in Section 1.4), you will be entitled to the benefits provided for in this Section 1. For the purpose of this Agreement, employment by a wholly-owned subsidiary of CLARK in the United States shall be deemed to be employment by CLARK.

               1.2 If any time within two years subsequent to a change in control of CLARK, you terminate your employment with CLARK within six months after the occurrence of one or more of the following events: (i) a change in the location of your employment;
          (ii) a reduction in the nature and scope of your employment responsibilities or duties for the Melroe Company Business Unit of CLARK; or (iii) any reduction in your compensation, benefits or perquisites, either separately or in the aggregate, such termination will be treated as a termination by CLARK other than for cause.

               1.3 If after a change in control of CLARK you are terminated by CLARK other than for cause (as defined in Section 1.4), CLARK will pay to you, within fifteen (15) days thereafter, an amount equal to two times the sum of your then base salary and your target bonus. For the purpose of this Agreement, "target bonus" means the difference between average total compensation and average base salary as determined from the Hay Compensation Report for Industrial Management for the last year preceding the year in which such termination occurs, for the number of Hay Client Points of position at the time of such termination, but in any event for not less than the number of Hay Client Points of your position on the date of this Agreement.

          Mr. James D. Kertz
          April 11, 1995
          Page 2


               1.4 For the purposes of this Section 1, a termination of your employment by CLARK shall be "other than for cause" if it is either (i) treated as such pursuant to Section 1.2 hereof or
          (ii) for any reason other than wilful misconduct by you that has substantially prejudiced the interests of CLARK or its subsidiaries.

               1.5 For purposes of this Agreement, the term "change in control of CLARK" shall mean any of the following events:

                    (1) the acquisition of beneficial ownership of 25% or more of the shares of the Common Stock of CLARK by or for any person (as such term is defined in Section 14(d)(2) of the Securities Exchange Act of 1934), including for purposes of calculating such person's ownership, all shares beneficially owned by the affiliates and associates (as such terms are defined in Rule 12b-2 of the Securities Exchange Act of 1934) of such person, provided, however, that the term "person" shall not include any of the following: CLARK, any subsidiary of CLARK, any employee benefit plan or employee stock plan of CLARK or of any subsidiary of CLARK, any dividend reinvestment plan of CLARK, any person or entity organized, appointed or established by CLARK for or pursuant to the terms of any such plan, or any person which becomes the beneficial owner of 25% or more of such shares then outstanding solely as a result of the acquisition by CLARK or any employee benefit plan of CLARK of shares of the Common Stock of CLARK, provided that such person does not thereafter acquire any shares of the Common Stock of CLARK, or

                    (2) during any period of 24 consecutive months, individuals who at the beginning of such period constitute the Board of Directors of CLARK cease for any reason to constitute a majority thereof, unless the election, or nomination for election by CLARK's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period, or

                    (3) CLARK's stockholders shall approve (a) the merger or consolidation of CLARK with or into another corporation and CLARK shall not be the surviving corporation, or (b) an agreement to sell or otherwise dispose of all or substantially all of CLARK's assets (including a plan of liquidation).

               1.6 In the event of a change in control of CLARK, all subsequent legal and accounting fees and expenses incurred by you in connection with, or in prosecuting or defending, any dispute arising out of or relating to this Agreement shall be paid by CLARK.

               2.  Governing Law.  This Agreement shall be governed by the
                   -------------
          laws of the State of Indiana.

               3.  Non-Competition.  For such time as you are employed by
                   ---------------
          CLARK, and thereafter for a period of two years following the cessation of your employment with CLARK for any reason, you agree to refrain from competing with CLARK or any of its subsidiaries in

          Mr. James D. Kertz
          April 11, 1995
          Page 3


          the United States or elsewhere in the world with respect to any aspect of the business conducted by the Melroe Company Business Unit of CLARK ("Melroe") (collectively "the Business"), including without limitation, the design, manufacture, sale or distribution of products which are similar to or competitive with those of Melroe, or becoming an employee or representative of any person, firm or company which competes with Melroe or any of its subsidiaries in the United States or elsewhere in the world with respect to the Business. If a court shall finally hold that the time or territory or any other provisions stated in this
          Section 3 constitute an unreasonable restriction upon you, the provisions of this Agreement shall not be rendered void, but shall instead apply as to time for a period of two years and as to territory in the continental United States or to such lesser extent as such court may judicially determine constitutes a reasonable restriction under the circumstances involved.

               4.  Confidential Information.  During the course of your
                   ------------------------
          employment with CLARK and its subsidiaries, you have received, developed or otherwise become aware of confidential information of CLARK and its subsidiaries. For a period of five years following the cessation of your employment with CLARK for any reason you will not use, disclose, give, sell or otherwise divulge to any person, firm or corporation any confidential information regarding CLARK or any of its subsidiaries. The term "confidential information" shall include but not be limited to any aspect of CLARK's (or its subsidiaries') business, trade secrets, strategies, potential acquisitions or divestitures, discussions relating to acquisitions or divestitures, financial statements or other financial information, forecasts, operations, business plans, prices, discounts, products, product specifications, designs, plans, processes, data and know-how, ideas, technical information and intellectual property, except such information as is otherwise made publicly available by CLARK or its subsidiaries. You will not remove from CLARK's possession any confidential information, and shall return to CLARK on or before the termination of your employment any confidential information which may have previously been in your possession. The provisions of this Section 4 shall survive any termination of this Agreement. Any other agreements between CLARK and you relating to confidentiality shall, to the extent not inconsistent herewith, remain in effect.

               5.  Employees.  For a period of twenty-four (24) months from
                   ---------
          the date of the cessation of your employment with CLARK, you agree to refrain from suggesting, persuading, or inducing any key employees of CLARK or its subsidiaries to leave their employ.

          Mr. James D. Kertz
          April 11, 1995
          Page 4


          If the foregoing is entirely satisfactory to you, please sign and return the attached copy of this letter, whereupon it shall constitute an agreement between us as of the date first set forth above.

                                        Very truly yours,

                                        CLARK EQUIPMENT COMPANY


                                        By:  /s/ Leo J. McKernan
                                            ---------------------------
          Accepted and Agreed to:       Title:  Chairman, President and
                                              -------------------------
                                                Chief Executive Officer
                                              -------------------------
          /s/ James D. Kertz
          -------------------------

          4.06.95

          April 11, 1995



          Mr. John J. Reynolds
          166 Pembrooke Ridge Court
          Advance, North Carolina 27006

          Dear Mr. Reynolds:

          Clark Equipment Company (CLARK) wishes to assure itself and its subsidiaries of your continued services. Accordingly, in consideration of services to be rendered by you in the future, the following Agreement is proposed.

          1.   Change in Control.
               -----------------

               1.1 If following a change in control of CLARK, as defined in Section 1.5 hereof, your employment with CLARK terminates other than for cause (as defined in Section 1.4), you will be entitled to the benefits provided for in this Section 1. For the purpose of this Agreement, employment by a wholly-owned subsidiary of CLARK in the United States shall be deemed to be employment by CLARK.

               1.2 If any time within two years subsequent to a change in control of CLARK, you terminate your employment with CLARK within six months after the occurrence of one or more of the following events: (i) a change in the location of your employment;
          (ii) a reduction in the nature and scope of your employment responsibilities or duties for the Clark-Hurth Business Unit of CLARK; or (iii) any reduction in your compensation, benefits or perquisites, either separately or in the aggregate, such termination will be treated as a termination by CLARK other than for cause.

               1.3 If after a change in control of CLARK you are terminated by CLARK other than for cause (as defined in Section 1.4), CLARK will pay to you, within fifteen (15) days thereafter, an amount equal to two times the sum of your then base salary and your target bonus. For the purpose of this Agreement, "target bonus" means the difference between average total compensation and average base salary as determined from the Hay Compensation Report for Industrial Management for the last year preceding the year in which such termination occurs, for the number of Hay Client Points of your position at the time of such termination, but in any event for not less than the number of Hay Client Points of your position on the date of this Agreement. In addition, CLARK will continue to provide health care benefits to you and your dependents of the type and in the amounts in effect immediately prior to any termination

          Mr. John J. Reynolds
          April 11, 1995
          Page 2


          by CLARK other than for cause and life insurance coverage to you in the amount of two times your salary, in each case until the second anniversary of the date of such termination. If, at the end of such two year period you have not yet attained age 65, you shall be entitled to continue such health care and life insurance coverages, by paying to CLARK the full amount of their costs, until you attain age 65. Upon your attainment of age 65 (regardless of whether you continued such coverages by paying their cost until then), CLARK will provide you with the group life and health care benefits, and under the same terms, that such benefits would have been provided to you under the CLARK FlexPlan as in effect immediately prior to the change in control of CLARK if you had retired from employment with CLARK at age 65 and with ten years of service on that date.

               1.4 For the purposes of this Section 1, a termination of your employment by CLARK shall be "other than for cause" if it is either (i) treated as such pursuant to Section 1.2 hereof or
          (ii) for any reason other than wilful misconduct by you that has substantially prejudiced the interests of CLARK or its subsidiaries.

               1.5 For purposes of this Agreement, the term "change in control of CLARK" shall mean any of the following events:

                    (1) the acquisition of beneficial ownership of 25% or more of the shares of the Common Stock of CLARK by or for any person (as such term is defined in Section 14(d)(2) of the Securities Exchange Act of 1934), including for purposes of calculating such person's ownership, all shares beneficially owned by the affiliates and associates (as such terms are defined in Rule 12b-2 of the Securities Exchange Act of 1934) of such person, provided, however, that the term "person" shall not include any of the following: CLARK, any subsidiary of CLARK, any employee benefit plan or employee stock plan of CLARK or of any subsidiary of CLARK, any dividend reinvestment plan of CLARK, any person or entity organized, appointed or established by CLARK for or pursuant to the terms of any such plan, or any person which becomes the beneficial owner of 25% or more of such shares then outstanding solely as a result of the acquisition by CLARK or any employee benefit plan of CLARK of shares of the Common Stock of CLARK, provided that such person does not thereafter acquire any shares of the Common Stock of CLARK, or

                    (2) during any period of 24 consecutive months, individuals who at the beginning of such period constitute the Board of Directors of CLARK cease for any reason to constitute a majority thereof, unless the election, or nomination for election by CLARK's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period, or

                    (3) CLARK's stockholders shall approve (a) the merger or consolidation of CLARK with or into another corporation and CLARK shall not be

          Mr. John J. Reynolds
          April 11, 1995
          Page 3


          the surviving corporation, or (b) an agreement to sell or otherwise dispose of all or substantially all of CLARK's assets (including a plan of liquidation).

               1.6 In the event of a change in control of CLARK, all subsequent legal and accounting fees and expenses incurred by you in connection with, or in prosecuting or defending, any dispute arising out of or relating to this Agreement shall be paid by CLARK.

               2.  Governing Law.  This Agreement shall be governed by the
                   -------------
          laws of the State of Indiana.

               3.  Non-Competition.  For such time as you are employed by
                   ---------------
          CLARK, and thereafter for a period of two years following the cessation of your employment with CLARK for any reason, you agree to refrain from competing with CLARK or any of its subsidiaries in the United States or elsewhere in the world with respect to any aspect of the business conducted by the Clark-Hurth Business Unit of CLARK ("Clark-Hurth") (collectively "the Business"), including without limitation, the design, manufacture, sale or distribution of products which are similar to or competitive with those of Clark-Hurth, or becoming an employee or representative of any person, firm or company which competes with Clark-Hurth or any of its subsidiaries in the United States or elsewhere in the world with respect to the Business. If a court shall finally hold that the time or territory or any other provisions stated in this Section 3 constitute an unreasonable restriction upon you, the provisions of this Agreement shall not be rendered void, but shall instead apply as to time for a period of two years and as to territory in the continental United States or to such lesser extent as such court may judicially determine constitutes a reasonable restriction under the circumstances involved.

               4.  Confidential Information.  During the course of your
                   ------------------------
          employment with CLARK and its subsidiaries, you have received, developed or otherwise become aware of confidential information of CLARK and its subsidiaries. For a period of five years following the cessation of your employment with CLARK for any reason you will not use, disclose, give, sell or otherwise divulge to any person, firm or corporation any confidential information regarding CLARK or any of its subsidiaries. The term "confidential information" shall include but not be limited to any aspect of CLARK's (or its subsidiaries') business, trade secrets, strategies, potential acquisitions or divestitures, discussions relating to acquisitions or divestitures, financial statements or other financial

          Mr. John J. Reynolds
          April 11, 1995
          Page 4


          information, forecasts, operations, business plans, prices, discounts, products, product specifications, designs, plans, processes, data and know-how, ideas, technical information and intellectual property, except such information as is otherwise made publicly available by CLARK or its subsidiaries. You will not remove from CLARK's possession any confidential information, and shall return to CLARK on or before the termination of your employment any confidential information which may have previously been in your possession. The provisions of this Section 4 shall survive any termination of this Agreement. Any other agreements between CLARK and you relating to confidentiality shall, to the extent not inconsistent herewith, remain in effect.

               5.  Employees.  For a period of twenty-four (24) months from
                   ---------
          the date of the cessation of your employment with CLARK, you agree to refrain from suggesting, persuading, or inducing any key employees of CLARK or its subsidiaries to leave their employ.

          If the foregoing is entirely satisfactory to you, please sign and return the attached copy of this letter, whereupon it shall constitute an agreement between us as of the date first set forth above.

                                        Very truly yours,

                                        CLARK EQUIPMENT COMPANY


                                        By:  /s/ Leo J. McKernan
                                            ---------------------------
                                        Title:  Chairman, President and
                                              -------------------------
                                                Chief Executive Officer
                                              -------------------------
          Accepted and Agreed to:

           /s/ John J. Reynolds
          ------------------------
          4.06.95